Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Tradeweb Markets Inc. (the “Company”) for the fiscal quarter ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert Warshaw, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)                  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 20, 2019	/s/ Robert Warshaw
Robert Warshaw
Chief Financial Officer